FOR IMMEDIATE RELEASE

SI FINANCIAL GROUP, INC. TO ACQUIRE
NEWPORT BANCORP, INC.

Willimantic, Connecticut and Newport, Rhode Island, March 5, 2013 — SI Financial Group, Inc. (Nasdaq: SIFI), the holding company for Savings Institute Bank and Trust Company, and Newport Bancorp, Inc. (Nasdaq: NFSB), the holding company for Newport Federal Savings Bank, today announced the execution of a definitive merger agreement pursuant to which SI Financial Group will acquire Newport Bancorp.  The acquisition will add to SI Financial Group approximately $449.4 million in assets, $355.0 million in loans and $289.7 million in deposits before acquisition accounting adjustments.  The transaction will expand SI Financial Group’s presence into Newport and Washington Counties in Rhode Island, where Newport Federal Savings Bank operates five full-service banking offices, and will add one branch in Stonington, Connecticut.

Under the terms of the merger agreement, stockholders of Newport Bancorp will have the right to elect to receive either $17.55 in cash or 1.5129 shares of SI Financial Group common stock in exchange for each share of Newport Bancorp held by them, subject to proration procedures so that 50 percent of the outstanding Newport Bancorp common shares is converted into SI Financial Group common stock and the balance is converted into the cash consideration.  Based upon SI Financial Group’s five-day average closing price of $11.60 on March 4, 2013, the transaction is valued at $17.55 per share, or approximately $61.3 million in the aggregate. The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes.  SI Financial Group expects the transaction to be immediately accretive to its earnings per share, excluding one-time transaction expenses.  The transaction represents 116% of Newport Bancorp’s tangible book value and a core deposit premium of 3.0% at December 31, 2012.

Rheo A. Brouillard, President and Chief Executive Officer of SI Financial Group, stated “We are very pleased to announce our plans to partner with Newport Bancorp.  This combination presents a tremendous opportunity for us to expand our presence into Rhode Island and partner with such a well managed, like-minded banking company. Like us, Newport Bancorp has deep roots in the communities it serves, and we look forward to working with the staff that its customers have come to know and trust and to introduce our brand of banking to this region, including wealth management, brokerage and a broader array of commercial loan products. We believe the strategic value of this transaction will enhance our franchise and add value to our stockholders’ investment.  We are excited about the future of our combined company.”

“We feel that this merger is an excellent opportunity for our customers and the markets we serve,” said Kevin M. McCarthy, President and Chief Executive Officer of Newport Bancorp.  “Partnering with Savings Institute Bank and Trust Company will allow us to continue providing our customers with a high level of personalized service, an expanded menu of products and continued local decision-making while preserving the home town banking culture our communities value.”

The transaction, which has been unanimously approved by the board of directors of both SI Financial Group and Newport Bancorp, is expected to close in the third quarter of 2013.  The transaction is subject to certain conditions, including the approval by SI Financial Group’s and Newport Bancorp’s stockholders and customary regulatory approvals.

Keefe, Bruyette & Woods, a Stifel Company, served as financial advisor to SI Financial Group and Kilpatrick Townsend & Stockton LLP acted as SI Financial Group’s legal counsel. In addition, both Keefe, Bruyette & Woods, a Stifel Company, and Northeast Capital & Advisory, Inc. rendered fairness opinions to SI Financial Group in connection with the transaction. Sandler O’Neill & Partners, L.P. acted as financial advisor to Newport Bancorp and Luse Gorman Pomerenk & Schick, P.C. acted as its legal counsel.  Sandler O’Neill & Partners, L.P. rendered a fairness opinion to Newport Bancorp in connection with the transaction.

About SI Financial Group, Inc. and Newport Bancorp, Inc.

SI Financial Group, Inc. is the holding company for Savings Institute Bank and Trust Company. Established in 1842, the Savings Institute Bank and Trust Company is a community-oriented financial institution headquartered in Willimantic, Connecticut. Through its twenty branch locations, the Bank offers a full-range of financial services to individuals, businesses and municipalities within its market area.

Newport Bancorp, Inc. is headquartered in Newport, Rhode Island and operates Newport Federal Savings Bank.  Newport Federal Savings Bank is headquartered in Newport, Rhode Island. In addition to its main office located in Newport, Newport Federal Savings Bank operates five full-service branch offices located in Middletown, Wakefield, Westerly and Portsmouth, Rhode Island, and Stonington, Connecticut.

Forward-Looking Statements

This news release contains forward-looking statements.  These forward-looking statements may include: management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction; the ability to obtain any required regulatory, stockholder or other approvals; any statements of the plans and objectives of management for future or past operations, products or services, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made.  Neither SI Financial Group nor Newport Bancorp assume any duty and do not undertake to update forward-looking statements.  Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that SI Financial Group or Newport Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.  Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, SI Financial Group’s and Newport Bancorp’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, stockholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors and risks referenced from time to time in SI Financial Group’s and Newport Bancorp’s filings with the Securities and Exchange Commission.  For any forward-looking statements made in this press release or in any documents, SI Financial Group and Newport Bancorp claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction, SI Financial Group will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of Newport Bancorp, and a Proxy Statement and Prospectus of SI Financial Group, as well as other relevant documents concerning the proposed transaction.  Stockholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the Securities and Exchange Commission (the “SEC”), as well as any amendments or supplements to those documents, because they will contain important information.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about SI Financial Group and Newport Bancorp, may be obtained at the SEC’s Internet site (http://www.sec.gov).  You will also be able to obtain these documents, free of charge, from SI Financial Group at www.mysifi.com under the tab “Investor Relations” or from Newport Bancorp at www.newportfederal.com. under the tab “Corporate.”

SI Financial Group and Newport Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of SI Financial Group and Newport Bancorp in connection with the proposed merger.  Information about the directors and executive officers of SI Financial Group is set forth in the proxy statement for SI Financial Group’s 2012 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 30, 2012.  Information about the directors and executive officers of Newport Bancorp is set forth in the proxy statement for Newport Bancorp’s 2012 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 10, 2012.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available.  Free copies of this document may be obtained as described in the preceding paragraph.

Contact Information

For SI Financial Group:

Rheo A. Brouillard
President and Chief Executive Officer
(860) 423-4581

For Newport Bancorp:

Kevin M. McCarthy
President and Chief Executive Officer
(401) 847-5500